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                                                                    EXHIBIT 23.5



              CONSENT OF ALEX SHESHUNOFF & CO. INVESTMENT BANKING


     We hereby consent to the inclusion of our opinion, dated November 15, 1994, in this Registration Statement on Form S-4 of Northern Trust Corporation and to all references to our firm included in this Registration Statement on Form S-4.

                                               ALEX SHESHUNOFF & CO.
                                               INVESTMENT BANKING



                                               By: /s/ Wade Schuessler
                                                   ----------------------------
                                                       Wade Schuessler
                                                       Vice President


Austin, Texas
January 16, 1995